SEPTEMBER 11, 2018

SUPPLEMENT TO

hartford LONG/SHORT GLOBAL EQUITY FUND

SUMMARY PROSPECTUS DATED MARCH 1, 2018, AS RESTATED JULY 31, 2018

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.

At a meeting held on August 7-8, 2018, the Board of Directors of The Hartford Mutual Funds, Inc. approved a reduction to the management fee schedule and changes to certain expense reimbursement arrangements for Hartford Long/Short Global Equity Fund effective November 1, 2018. Effective November 1, 2018, the management fee of Hartford Funds Management Company, LLC (“HFMC”) set forth in the investment management agreement with respect to Hartford Long/Short Global Equity Fund will be as follows: 1.2500% of the first $1 billion, 1.2400% of the next $1 billion, and 1.2300% in excess of $2 billion annually of the Fund’s average daily net assets. In addition, effective November 1, 2018, HFMC has also contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses for Hartford Long/Short Global Equity Fund as follows: 1.75% (Class A), 1.75% (Class T), 2.50% (Class C), 1.50% (Class I), 1.50% (Class Y) and 1.50% (Class F). This contractual arrangement will remain in effect until February 29, 2020 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.

This Supplement should be retained with your Summary Prospectus for future reference.

HV-7421	September 2018